Exhibit 99.2

HERITAGE OAKS BANCORP

Annual Report on Form 10KSB

for the Year ended December 31, 2002

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, who is the Chief Financial Officer of Heritage Oaks Bancorp (the “Company”), hereby certify that (i) the Annual Report on Form 10KSB for the year ended December 31, 2002, as filed by the Company with the Securities and Exchange Commission (the “Annual Report”), to which this Certification is an Exhibit, fully complies with the applicable requirements of Section 13(a) and 15(d) of the Exchange Act; and (ii) the information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 18, 2003	/s/ Margaret A. Torres
Margaret A. Torres
Executive Vice President and Chief Financial Officer